Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Sextant Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Sextant Mutual Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Sextant Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Sextant Core Fund

Ticker Symbol: SCORX

March 27, 2019

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Core Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2019, are incorporated by reference into this Summary Prospectus.

Sextant Core Fund

SCORX

Investment Objective

Long-term appreciation and capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.51%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.88%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$90	$281	$488	$1,084

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before imposition of a commission).

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30.01% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a mix of equity and debt securities. It normally invests 40% of its assets in equity securities of US companies, 20% in foreign equity securities, and 40% in investment grade fixed income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash. When selecting equities, the Fund follows a value investment style and principally invests in income-producing securities of companies with market capitalizations greater than $5 billion.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Sextant Core Fund

SCORX

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Best Quarter	Q2 2009	9.85%
Worst Quarter	Q3 2011	-8.54%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2018
	1 Year	5 Year	10 Year
Return before taxes	-4.62%	2.91%	6.08%
Return after taxes on distributions	-4.88%	2.33%	5.58%
Return after taxes on distributions and sale of Fund shares	-3.47%	2.21%	5.45%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses or taxes)	-5.21%	4.11%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are tax-deferred, tax-exempt, or taxed at special rates.

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Sextant Core Fund

SCORX

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Managers

Mr. Christopher E. Paul MBA, CFA® and Mr. Phelps S. McIlvaine, both portfolio managers and investment analysts of Saturna Capital Corporation, are the persons jointly and primarily responsible for the day-to-day management of the Fund, which they have managed since 2016. Mr. Paul is responsbile for the equity portion of the portfolio. Mr. McIlvaine is responsible for the bond portion of the portfolio.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Core Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Sextant Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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